UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 6, 1999




                              U.S. Microbics, Inc.
               ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                      0-14213                    84-0990371
-------------------------      ----------------------        ------------------
 (State or other juri-        (Commission File Number)         (IRS Employer
diction of incorporation)                                    Identification No.)



                             5922-B Farnsworth Court
                               Carlsbad, CA 92008
               -------------------------------------------------
              (address of principal executive offices and zip code)



        Registrant's telephone number, including area code:(760)918-1860

        Former name or former address, if changed since last report: N/A

Item 4. Changes in Registrant's Certifying Accountant

Registrant has re-engaged Bradshaw Smith & Co.LLP, as its independent certifying accountant effective November 22, 1999, dismissing Arthur Andersen LLP its prior independent certifying accountant, as of the same date. The change in independent certifying accountant was approved by the Board of Directors of the Registrant on November 22, 1999.

     Arthur Andersen LLP was engaged as the Company's auditors on March 12, 1999. Arthur Andersen LLP has performed tax services for the Registrant during the interim period of time. The Registrant's dismissal of Arthur Andersen LLP was part of the Registrant's cost reduction program.

(a)   Exhibit 16.1

     Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated, December 6th, 1999.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    U.S. Microbics, Inc.

Date: December 6, 1999              By:  /s/ Robert C. Brehm
                                         --------------------------------------
                                         Robert C. Brehm, President and
                                         Chief Executive Officer


                                     By: /s/ Conrad Nagel
                                         --------------------------------------
                                         Conrad Nagel, Chief Financial Officer